Exhibit 99.1

2020 Investor Presentation

SAFE HARBOR STATEMENT

In this presentation, we make certain statements and reference other information that are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 ("PSLRA"). The PSLRA provides a safe harbor under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, for forward-looking statements that relate to our intentions, beliefs, projections, estimations, or forecasts of future events or our future financial performance. Forward-looking statements involve known and unknown risks, uncertainties, and other factors that may result in materially differing actual results. We can give no assurance that our expectations expressed in forward-looking statements will prove to be correct.

Factors that could cause our actual results to differ materially from those projected, forecasted, or estimated by us in forward-looking statements are discussed in further detail in Selective's public filings with the United States Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements – whether as a result of new information, future events or otherwise – other than as the federal securities laws may require.

This presentation also includes certain non-GAAP financial measures within the meaning of Regulation G, including "non-GAAP operating earnings per share," "non-GAAP operating income," and "non-GAAP operating return on equity." Definitions of these non-GAAP measures and a reconciliation to the most comparable GAAP figures pursuant to Regulation G are available in our Annual Report on Form 10-K and our Supplemental Investor Package, which can be found on our website <www.selective.com> under "Investors/Reports, Earnings and Presentations." We believe investors and other interested persons find these measurements beneficial and useful. We have consistently provided these financial measurements in previous investor communications so they have a consistent basis for comparing our results between quarters and with our industry competitors. These non-GAAP measures, however, may not be comparable to similarly titled measures used outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing our overall financial performance.

SELECTIVE INSURANCE℠

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OVERVIEW

2019 Non - GAAP Operating ROE OF 13.3%* State Footprint 27 Market Cap (as of 2/11/2020 ) $4.2B Years of Financial Strength and Superior Execution 90+ 2019 NPW ( up 7% Y/Y ) $ 2.7B 2019 GAAP Combined Ratio 93.7% A TRACK RECORD OF SUPERIOR EXECUTION STRONG UNDERWRITING PERFORMANCE WITH SIX CONSECUTIVE YEARS OF DOUBLE - DIGIT ROES 4 * Refer to “Safe Harbor Statement” on page 2 of this presentation for further detail regarding certain non - GAAP financial measur es.

• Enables effective management of pricing and retention • Presents significant opportunity for profitable growth • Agent overall satisfaction rating of 8.8/10 • Locally - based underwriting, claims, and safety management specialists • Agile capability and excellent data analytics • Sophisticated pricing and underwriting tools • Total attention to customer experience (“CX”) • Developing holistic solution for 24 - hour omni - channel shared experience • Increased customer engagement • Value - added services Franchise value distribution model with best - in - class partners Unique field model enabled by sophisticated tools and technology Superior customer experience delivered by best - in - class employees OUR SUSTAINABLE COMPETITIVE ADVANTAGES 5

SUPER REGIONAL COMPANY WITH NATIONAL CAPABILITIES ~1,350 distribution partners ~ 770 distribution partners Standard Commercial (80% of NPW) Standard Personal (11% of NPW) E&S (9% of NPW) ~90 wholesale distribution partners Note: NPW breakdown as of full - year 2019 27 States & D.C. 15 States 50 States & D.C. 6

EXCELLENT OPERATING PERFORMANCE FULL YEAR 2019 HIGHLIGHTS : • Consolidated combined ratio of 93.7% • After - tax net investment income up 13% • Non - GAAP operating ROE* of 13.3% 95.8% 93.7% 95.0% 85% 90% 95% 100% 2014 2015 2016 2017 2018 2019 2020F Underlying Combined Ratio Reported Combined Ratio 2020 FORECAST: • Underlying combined r atio of 91.5% (assuming no prior year casualty reserve development) • Catastrophe losses of 3.5% • $ 185 million of after - tax net investment income • 19.5% tax rate • 60.5 million shares Expecting 140 basis points of underlying margin improvement in 2020 Underlying GAAP combined ratio excludes catastrophe losses and prior year casualty reserve development Historical GAAP Combined Ratios 7 * Refer to “Safe Harbor Statement” on page 2 of this presentation for further detail regarding certain non - GAAP financial measur es.

SUMMARY OF OUR OPERATIONS Commercial Lines (80% of NPW) • Focused on disciplined growth • Strong calendar year profitability; Commercial Auto remains an area of focus • Drivers of profitability include strong new business growth and retention, and accelerating renewal pure price increases Personal Lines (11% of NPW) • Targeting a 90% homeowners combined ratio in a normal CAT year (~14 points) • Competitive market conditions hurting personal auto growth • Fifth largest “Write Your Own” National Flood Insurance Program participant; partial hedge for catastrophe losses Excess & Surplus (9% of NPW) • Focus on achieving target combined ratio ; top - line will depend on market conditions • “E&S light” product mix • Margin improvement through targeted price increases, exiting challenged segments, and claim outcome improvements 8

OUR STRATEGIC INITIATIVES

Seek to achieve price increases in line with or above expected loss trends Expanding “share of wallet” and new agent appointments; geo - expansion Continue to deliver superior omni - channel customer experience CONTINUED PROFITABLE GROWTH PRICE ALIGNMENT WITH EXPECTED LOSS TREND EXCELLENT CUSTOMER SERVICE OUR MAJOR STRATEGIC INITIATIVES 10 LEVERAGE SOPHISTICATED TOOLS AND TECHNOLOGY Leverage sophisticated underwriting tools to drive business mix improvements

• Commercial Lines renewal pure price increases have met or exceeded CLIPS index since 2009, and are tracking in line with expected loss trends • For the past five years, Commercial Lines cumulative renewal pure price was approximately 16.5% vs. CLIPS pricing of 8% • Ability to get appropriate price enabled by: • Strong distribution partner relationships • Sophisticated tools and actionable data • Culture of underwriting discipline CONSISTENTLY ACHIEVING PRICE INCREASES IN ALIGNMENT WITH LOSS TREND 83% 76% 80% 84% 88% -2.0% 2.0% 6.0% 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 SIGI Pricing CLIPS Pricing SIGI Retention CLIPS: Willis Towers Watson Commercial Lines Insurance Pricing Survey, 2019 pricing as of 9/30/19 Retention (%) Renewal Pure Price (%) Renewal pure price increases have exceeded the industry average over the past decade 11

A GRANULAR APPROACH TO PRICING AND UNDERWRITING Commercial Lines Pricing by Retention Group 65% 75% 85% 95% 0% 3% 6% 9% 12% Above Average Average Below Average Low Very Low Renewal Pure Price Pure Rate % Premium Renewed Point of Renewal Retention % of Premium 49% 25% 15% 8% 3% As of December 31 , 2019 • Portfolio management approach yields higher retention and rate • Account - specific pricing, including: • Predictive modeling • Relative loss frequency and severity • Pricing deviation • Hazard and segment consideration Strong focus on developing tools and technologies that enable more efficient decision making 12

TARGETING PROFITABLE GROWTH OVER TIME PAGE 13 Historical Net Premiums Written COMMERCIAL LINES GROWTH DRIVERS: • Target of growing “share of wallet” to 12% with existing distribution partners • Target of appointments to represent 25% share in existing markets • Geo - expansion (5 new states) • New products and M&A Additional NPW opportunity > $ 2.7B by achieving a 3% commercial lines market share in existing footprint LOWER RISK HIGHER RISK 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 $0B Managed Premium Volume During Soft Market $2.8B 13 Successful track record of cycle management and profitable growth

GREENFIELD GEO - EXPANSION ENHANCES GROWTH OPPORTUNITIES • Diversification and spread of risk • Targeting ~30 fully operational states • Remainder to support multi - state accounts • Established new Southwest regional hub by entering AZ, CO, NM, and UT for commercial lines in 2017 and 2018 and AZ and CO for personal lines in 2018 • Initial growth and profitability has been better than expectations A well - thought out and disciplined approach to geo - expansion Footprint States Potential Expansion States 14

DELIVER A SUPERIOR OMNI - CHANNEL EXPERIENCE “360 - DEGREE” VIEW OF CUSTOMER PROACTIVE MESSAGING VALUE - ADDED SERVICES SUCH AS SELECTIVE ® DRIVE FULL DIGITAL - ENABLED CAPABILITIES Customer - centricity is core to who we are as a company OMNI - CHANNEL CX IN 24/7 ENVIRONMENT • Changing expectations from customers, and potential disruptive threats from traditional and non - traditional competitors • Partnering with agents to provide a seamless customer experience • Identifying value - added services to increase new business hit ratios and retention rates: • Customized proactive messaging for product recall, notice of loss, or policy changes • Full digital capabilities • Additional service offerings such as Selective ® Drive and Security Mentor ® 15

FINANCIAL OVERVIEW

LOWER RISK PROFILE AND STRONG FINANCIAL STRENGTH A LOWER RISK PROFILE • Strong balance sheet underpinned by a conservative approach to: • Managing the investment portfolio • Purchasing reinsurance protection • Loss reserving • Conservative business and balance sheet profile allows for higher operating leverage • Each full point on combined ratio = ~1 point of ROE • Each full point of pre - tax investment yield = ~2.5 points of ROE Low to Medium Hazard Writer A.M. Best A S&P A Moody’s A2 Fitch A+ 17

A WRITER OF PREDOMINANTLY LOW - TO MEDIUM - HAZARD RISKS A lower volatility portfolio of risks 18 Percent of Policies with TIV or Limits of $1M or Less Property Casualty Standard Commercial Lines 79% 87%* Standard Personal Lines 85% 98% E&S Lines 97% 98% Note: * Excludes workers compensation policies, which do not have statutory policy limits TIV refers to total insured value • Manage volatility of underwriting results, in part through maintaining a smaller limit profile • Low account sizes (premium per policyholder) averaging: • $12K for Standard Commercial • $2K for Standard Personal • $3K for E&S • Low reinsurance attachment points of $2M per event for property and casualty risks

Fixed Income 91% Short-Term 4% Equities 1% Alternatives & Other 3% (4% High Yield) CONSERVATIVE INVESTMENT PORTFOLIO Investment Portfolio at 12 /31/19 $ 6.7B of Investments • Core fixed income and short - term investments comprise 95% of the investment portfolio: • “AA - ” average credit quality • Effective duration of 3.6 years • Risk asset allocation (high yield, public equity, and alternatives) at ~8% of invested assets, remains below our long - term target • Ongoing work to further diversify our alternative investments portfolio by strategy and vintage A conservative investment management philosophy, with a focus on highly - rated fixed income securities 19

ACTIVE PORTFOLIO MANAGEMENT DRIVES INVESTMENT RESULTS Historical After - Tax Fixed Income Portfolio Yields • Strong investment performance in 2019 driven by: • Active portfolio management • Excellent operating cash flow (18% of NPW in 2019) • Strong alternative asset returns • Higher average invested assets • Maintained fixed income and short - term portfolio duration of 3.6 years and AA - average credit rating • Forecasting 2% growth in after - tax net investment income, to $185M in 2020 2.2% 1.9% 1.9% 2.1% 2.8% 2.9% 1.0% 2.0% 3.0% 2014 2015 2016 2017 2018 2019 After - tax yield on our fixed income portfolio was 2.9% for 2019 20

CATASTROPHE LOSS IMPACT BELOW INDUSTRY AVERAGE Impact of Catastrophe Losses on Combined Ratio Note: Catastrophe impact for P&C industry based on A.M. Best estimates; 2019 estimate based on 9M 2019 actuals • Catastrophe loss impact over the past 17 years has averaged: • 5.1 percentage points for the P&C industry • 2.9 percentage points for Selective • Catastrophe loss mitigation initiatives include: • Strict guidelines around coastal properties • Focus on geographic diversification and growth that minimizes peak catastrophe aggregations • Conservative reinsurance program Relatively low historical volatility from catastrophe losses on the combined ratio 21 0 6 12 2003 2005 2007 2009 2011 2013 2015 2017 2019 SIGI Avg. P&C Industry Avg. P&C Industry pts SIGI

CONSERVATIVE REINSURANCE PROGRAM 1% 1% 2% 2% 3% 5% 18% 0% 6% 12% 18% 24% 25 50 100 150 200 250 500 (Return Period in Years) Net Single - Event Hurricane Loss* as a % of Equity * Single event hurricane losses are net of reinsurance, after tax, and reinstatement premiums as of 1/1/20. GAAP equity as of 12/31/19 . • 2020 property catastrophe treaty structure : • Coverage of $ 735M in excess of $40M retention • $242M in collateralized limit, primarily in the top layer of the program • Additional earnings volatility protection from our non - footprint $35M in excess of $5M layer • Property XOL treaty covers losses up to $58M in excess of $2M retention • Casualty XOL treaty covers losses up to $88M in excess of $2M retention Balance sheet protection through conservative program and strong panel of reinsurance partners 22

STRONG RESERVING TRACK RECORD • Disciplined reserving practices: • Quarterly actuarial reserve reviews • Semi - annual independent review • Independent year - end opinion • Favorable reserve development in Workers Compensation was partially offset by modest strengthening in Commercial Auto, Personal Auto, and E&S lines during 2019 Impact of Casualty Reserve Development on our Combined Ratio 0.0% 2.0% 4.0% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Fourteen consecutive years of net favorable casualty reserve development 23

MARGIN IMPROVEMENT EXPECTED IN 2020 Reconciliation of 2019 Underlying GAAP Combined Ratio to 2020 2019 Underlying Combined Ratio 92.9% 2.2% (1) Loss Trend (2.3)% (1) Renewal Earned Rate (0.8)% Claims/ UW Improvement 2020 Underlying Combined Ratio Guidance 91.5% Expenses (includes PH Dividends) (0.4)% • Targeting price increases in line with or in excess of expected loss trend • Assumes no prior year casualty reserve development • Business mix improvement through risk segmentation • Claims and underwriting improvement • Impact of catastrophe losses on combined ratio estimated to be 3.5% • Operational efficiency driving down expense ratio (0.1)% Other Targeting 140 basis points of underlying margin improvement in 2020 24 (1) Based on a gross loss trend of 3.8% and gross earned rate of 3.7%

STRONG CAPITAL AND LIQUIDITY POSITION, GREATER FOCUS ON EXPENSES • Cost management and greater leverage from NPW growth helps drive expense ratio down • Restructured long - term stock compensation program resulting in corporate expense savings • Balancing our investments in future growth with operating enhancements including: • Workflow and process improvements • Innovation Lab • Robotics • Artificial intelligence • Talent development • Product innovation EXPENSE MANAGEMENT • Strong position with 20.1% debt - to - capital ratio • NPW to surplus ratio of ~1.4x is at the low end of historical range • Growing the business currently provides the most attractive capital deployment opportunities • Parent company cash and investments is well in excess of our two times outflow target CAPITAL AND LIQUIDITY PLAN 25

A FOCUS ON ROE AND GROWTH IN BOOK VALUE PER SHARE Strong Track Record of Book Value per Share Growth and Shareholder Value Creation $0 $500 $1,000 $1,500 $2,000 $2,500 $0 $10 $20 $30 $40 $50 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 ($ in millions) GAAP Stockholders' Equity Book Value Per Share Generating non - GAAP operating ROE* in line with our long - term target Superior growth in book value per share Higher total shareholder returns over time Sustainable growth rate is ~8 - 9% (or 75 - 80% of non - GAAP operating ROE*) 26 * Refer to “Safe Harbor Statement” on page 2 of this presentation for further detail regarding certain non - GAAP financial measur es.

STRONG ROE OUTPERFORMANCE RELATIVE TO PEERS Historical Non - GAAP Operating ROEs* Peer index includes TRV, HIG, CNA, CINF, THG, UFCS, MCY, HMN, and KMPR; for nine months of 2019 * Refer to “Safe Harbor Statement” on page 2 of this presentation for further detail regarding certain non - GAAP financial measures. 10.3% 13.3% 8.2% 10.9% 0% 5% 10% 15% 2014 2015 2016 2017 2018 2019 SIGI Operating ROE Peer Avg. Operating ROE • Strong underwriting and investment contributions • Superior 13.3% non - GAAP operating ROE* in 2019 • Underwriting ROE contribution of 6.5% • Investment ROE contribution of 9.1% • 2020 non - GAAP operating ROE* target of 11% ( not guidance ) PAGE 27 Six consecutive years of double - digit non - GAAP operating ROEs* puts us among elite group of peers 27

TOTAL SHAREHOLDER RETURNS HAVE OUTPERFORMED BENCHMARKS 8.3% 20.9% 17.2% 31.5% 11.7% 13.6% 25.9% 13.2% 14.5% 0% 10% 20% 30% 40% SIGI S&P 500 S&P Prop/Cas 1 Year 5 Years 10 Years Total Shareholder Return Note: Total shareholder return calculations as of December 31, 2019 • Solid outperformance in total shareholder return relative to S&P P&C insurance index and S&P 500 index over the past 5 - and 10 - year periods • Share price performance has reflected our ability to generate strong and consistent financial results PAGE 28 PAGE 28 Our stock has significantly outperformed peers and equity markets over past 5 - and 10 - years 28

• Leveraging our competitive strengths to generate sustained financial outperformance • Franchise value distribution model with best - in - class partners • Unique field model enabled by sophisticated technology • Strong customer experience • Excellent growth opportunities within footprint and geo - expansion • Solid underwriting margins, and non - GAAP operating ROEs* in line with our financial targets • Conservative approach to risk selection and balance sheet and capital management Selective delivers high - tech, high - touch insurance solutions while leveraging a unique distribution model to generate long - term value OUR VALUE PROPOSITION * Refer to “Safe Harbor Statement” on page 2 of this presentation for further detail regarding certain non - GAAP financial measur es 29

2020 Investor Presentation